Analyst Meeting New York - March 5, 2008 Analyst Meeting New York - March 5, 2008 Exhibit 99.2

Cautionary Statement
Forward-Looking Statements. Outlooks, projections, estimates, targets, and business plans in this presentation or the subsequent discussion period are forward-looking statements.  Actual future results, including demand growth and mix; ExxonMobil’s own production growth and mix; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading "Factors Affecting Future Results" in the Investor section of our Web site at
exxonmobil.com.
See also Item 1A of ExxonMobil’s 2007 Form 10-K. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. The discussion of reserves in this presentation generally excludes the effects of year-end price/cost revisions and includes reserves attributable to equity companies and our Syncrude operations.  For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, cash flow from operations and asset sales, and other terms used in this presentation, including information required by SEC Regulation G, see the "Frequently Used Terms" posted on the Investor section of our Web site. The Financial and Operating Review on our Web site also shows ExxonMobil's net interest in specific projects.

Corporate Overview Analyst Meeting March 5, 2008 3

• Industry-leading safety performance
• Record financial performance
– Net Income
$40.6 B
– ROCE
32%
– Cash flow from Operations
and Asset Sales
$56 B
• Total Distributions to $36 B
Shareholders
*
• Capex $21 B
• Reserves Replacement
**
101%
• Total Shareholder Return 24%
2007 – Record Results
* Includes dividends and share purchases to reduce shares outstanding
** Excludes year-end price/cost effects and includes Canadian oil sands operations

Disciplined Investment Operational Excellence Industry Leading Returns Superior Cash Flow Growth in Shareholder Value Proven Long-Term Approach 5

Energy Demand
• Economic progress driving
global energy demand higher
• Oil and natural gas are
indispensable
• Requirements to meet rising
demand:
– Massive investments
– Technology innovations
– Integrated solutions
– Timely execution
0
50
100
150
200
250
300
350
1980 2005 2030
Oil
Gas
Coal
Nuclear
Renewables
1.5%
1.7%
0.9%
2.0%
1.2%
1.3%
Average Growth / Yr.
2005 – 2030
MBDOE

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 7

Record Results
Portfolio Quality
• Superior results in all
business segments
• Commitment to operations
excellence
• Capitalizing on competitive
advantages
Normalized Earnings
$B
Chemical
Downstream
Upstream
Net Income
0
5
10
15
20
25
30
35
40
45
'03 '04 '05 '06 '07

Superior ROCE
Portfolio Quality
* Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
• Consistently outperform
competition
• Results from implementation
of business model
– Capital discipline
– Operational excellence
– Asset management
RDS
BP
CVX
Return on Capital Employed
*
5-Year Rolling Average
%
XOM
6
10
14
18
22
26
30
'03 '04 '05 '06 '07

Superior ROCE
Portfolio Quality
* Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
• Industry-leading returns in all
business segments
• Consistent execution of
business model
• Disciplined investment across
the business cycles
• Strength of integrated portfolio
Upstream
Downstream
Chemical
%
Return on Capital Employed
*
2007 - Business Segments
0
5
10
15
20
25
30
35
40
45
50
XOM CVX RDS BP

Investing in Our Future – People
Global Integration
• Long-term commitment to
recruitment, development, and
training
• Global approach
• Common development
systems and processes
• Outstanding employee
capabilities
• Unmatched opportunities

Functional Organization
Global Integration
•
Industry-leading approach
•
Long-term investment in enabling
systems and procedures
•
Consistent global execution of
business processes
•
Facilitates rapid deployment of new
technology and best practices
•
Continuing to develop and mature
•
Delivering differentiated results

Common Processes and Systems
Global Integration
ExxonMobil Capital Project System
Operations Integrity Management System
GEMS
Global Energy Management System
GRS
Global Reliability System
Controls Integrity Management System
Plan Plan Select Select Define Define Execute Execute Operate Operate

Safety Leadership
Discipline and Consistency
Lost Time Incident Rate
Incidents per 200k hours
0.2
0.3
U. S. Petroleum
Industry Employee
Benchmark*
* 2007 Industry data not available
U. S. Petroleum
Industry Contractor
Benchmark*
Nobody Gets Hurt
Employee
Contractor
0.0
0.1
0.4
0.5
'01 '02 '03 '04 '05 '06 '07

• Safely and reliably meeting energy
demand
• Reducing environmental impact
– Preventing spills and releases
– Protecting biodiversity
• Reducing GHG emissions from
energy production
– Energy efficiency and cogeneration
– Flare reduction
• Improving consumer use of energy
Discipline and Consistency
Operations Excellence
Disciplined Investments
Environmental Planning
Technology Applications
Protect Tomorrow. Today.
Energy Security & Environmental Leadership

• World energy demand growing
• Identifying breakthrough technologies
– Efficient and cost-effective
– Global and large scale deployment
• Strategic research initiatives
– Carbon capture and sequestration
– Advanced vehicles and fuels
– Global Climate & Energy Project
Discipline and Consistency
Energy Security & Environmental Leadership
Investing in Solutions Beyond 2030
Advanced Vehicles and Fuels
Carbon Capture and Sequestration
Saline Aquifers
Depleted Oil & Gas
Reservoirs
Coal Beds
Pipelines
Saline Aquifers
Depleted Oil & Gas
Reservoirs
Coal Beds
Pipelines

Technology Leadership
• Delivering long-term competitive advantage
• Unwavering commitment to research
• Disciplined, focused investment – more than $3.5 billion since 2003
• Research priorities determined by business requirements
• Value capture maximized through rapid, global deployment
Value Maximization
EM power
Advanced Reservoir Simulation Complex Modeling Tools Proprietary Catalyst
Increasing
Temperature

• Unique integration capabilities
• Advantaged technology
• Project and operations management
• Global systems and processes
• Centralized common support activities
• Maximizing resource value
Integration
Value Maximization

Superior Cash Flow
Value Maximization
0
10
20
30
40
50
'03 '04 '05 '06 '07
Cash Flow from Operating Activities
*
$B
* Excludes asset sales, 2007 competitor data estimated based on publicly available data
XOM
RDS
BP
CVX
• Record $52 billion in 2007
• Average $44 billion per year
from 2003 to 2007
• Capturing the upside
• $9.43/share in 2007

Investing for the Future
Value Maximization
Capex by Business Line
$B
Chemical/ Other
Downstream
Upstream
0
4
8
12
16
20
'03 '04 '05 '06 '07
U.S.
Geographic Capex Distribution
Europe
Africa
Asia Pacific /
Middle East
Russia / Caspian
Canada /
South
America
$89 Billion Invested from 2003 to 2007

Investing for the Future
Capex by Business Line
$B
Value Maximization
Chemical/ Other
Downstream
Upstream
Estimate
Avg
'02-'06
0
5
10
15
20
25
30
'07 '08
Estimate
$B
Estimate Range
0
5
10
15
20
25
30
'09-'12 Average

Reliable and Growing Dividends
• Distributed $36 billion over
past five years
• Paid dividends each year for
more than 100 years
• Annual per share increases
since 1983
• Dividends per share
increased 40% from 2003 vs.
CPI of 13%
Value Maximization
Dividends per Share
$/share
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
'03 '04 '05 '06 '07

Cumulative Share Purchases
• Distributed $82 billion during
last five years and $28 billion in
2007
• Reduced shares outstanding by
20% since beginning of 2003
• Flexible and efficient
distribution tool to manage
capital structure
$B
Purchases to Reduce Shares Outstanding*
Value Maximization
XOM
RDS
BP
CVX
* Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
0
50
60
70
80
'03 '04 '05 '06 '07
40
10
20
30

Increasing Ownership
Indexed Growth per Share Since 2003*
• Increasing ownership per
share
• Strong per share growth in
key business metrics
• Contributes to increased
earnings per share
*2007 metric per average share vs. 2003 metric per average share
Production
Proved Reserves
Refinery Throughput
Chemical Prime Product Sales
Value Maximization
%
0
5
10
15
20
25

0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
'03 '04 '05 '06 '07
Increasing Value per Share
Earnings per Share
$/share
• Annualized growth of 23%
• Captured upside
• Growth driven by
– Higher commodity prices and
refining margins
– Strong business performance
– Share purchases contributed
$1.50 to 2007 EPS*
Value Maximization
* Versus number of shares outstanding on January 1, 2001 Contribution from share repurchases

• Cumulative distributions of
$118 billion 2003 to 2007
• Annual distributions tripled
• Market capitalization more
than doubled
% Market Capitalization at YE 2002
Long-Term Perspective
Total Shareholder Distributions
Market 2002 2007
Capitalization ($B) 234 504
Cumulative Total Distributions Since 2003
0
10
20
30
40
50
60
'03 '04 '05 '06 '07

Growth in Shareholder Value
Long-Term Perspective
Shareholder Returns
Disciplined
Investment
Operational
Excellence
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value
ExxonMobil
Competitor Average*
S&P 500
* Shell, BP and Chevron
Growing
Competitive
Advantage
$K
Value of
$1,000 Invested
0
2
4
6
8
10
12
14
16
18
20
20 Years 10 Years 5 Years

Upstream Overview Analyst Meeting March 5, 2008 28

2007 Highlights Upstream • Earnings $26.5 B • ROCE 41.7% • Production volumes 4.2 MOEBD • Resource adds 2.0 BOEB • Proved reserves adds 1.6 BOEB • Capex $15.7 B 29

Upstream Strategies
• Focus on operations integrity – best-in-class performance
• Identify and pursue all attractive exploration opportunities
• Invest in projects that deliver superior returns
• Maximize profitability of existing oil and gas production
• Capitalize on growing natural gas and power markets
• Maximize resource value through highest impact technologies and integrated solutions
Upstream

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 31

Size, Diversity and Superior Quality
Upstream: Portfolio Quality
Resource Base
Americas
Europe
Russia/Caspian
Africa
72
BOEB
Asia Pacific /
Middle East
0
40
80
YE '07
Resource Type
LNG
Tight
Gas
Conventional
Deepwater
Arctic
Heavy Oil /
Oil Sands
Acid / Sour
Gas
BOEB

Adding to the Resource Base
Upstream: Portfolio Quality
Annual Resource Additions
BOEB
Discovered Undeveloped
By-The-Bit
2007 Highlights
•
2 BOEB resource additions, key
adds include:
– Piceance Basin, U.S.
– West Africa
– Asia Pacific
•
Completed 55 wildcat and 12 appraisal
wells
– 55% wildcat success rate
•
Average finding cost of $0.97 per OEB
'00 '01 '02 '03 '04 '05 '06 '07 Average
0
1
2
3
4
5

Opportunity Capture Spans the Globe Upstream: Portfolio Quality 2000 - 2006 • Over 60 worldwide opportunity captures since 2000 • Diverse, global portfolio 2007 34

Key Wells
Upstream: Portfolio Quality
2008
2009+
Brazil Santos
U.S. LaBarge
Canada Orphan
Madagascar
Majunga
Qatar B2
Australia NW Shelf
U.S. Gulf of Mexico
Angola Blocks 15,
31, 32
Nigeria B214 / JV
Indonesia
Cepu
Libya CA20/44
Indonesia
Makassar
New Zealand
GSB
UK Mid North
Sea High
Germany
LSB
Colombia Tayrona
Canada Beaufort
West Greenland
Ireland
Porcupine
Philippines SC56

Reserves Base – Size and Diversity
Upstream: Portfolio Quality
0
5
10
15
20
25
Product Region Resource Type
BOEB
Proved Reserves* (YE 2007)
Conventional
Conventional
LNG
LNG
Acid/Sour Gas
Acid/Sour Gas
HO/Oil Sands
HO/Oil Sands
Arctic
Arctic
Deepwater
Deepwater
Asia Pacific/
Middle East
Asia Pacific/
Middle East
Americas
Americas
Europe
Europe
Africa
Africa
Russia/Caspian
Russia/Caspian
Oil
Oil
Gas
Gas
0
50
100
150
'03 '04 '05 '06 '07 5-yr
Avg
Proved Reserves* Replacement
(Including asset sales)
* ExxonMobil reserves excluding year-end price/cost effects and including Canadian oil sands operations
HO = Heavy Oil
%

Diverse Inventory of Undeveloped Opportunities Upstream: Portfolio Quality 12 5 3 1 6 8 15 Arctic Deepwater Acid / Sour Gas Tight Gas Heavy Oil / Oil Sands Conventional 50 BOEB LNG 37

0
40
80
120
Project Stage Geography Resource Type
Strong Project Inventory
Upstream: Portfolio Quality
# of Projects (YE 2007)
Planning/
Selecting
Defining
Executing
Operating
Russia/
Caspian
Asia Pacific
Americas
Europe
Africa
Middle East
Deepwater
Conventional
Acid / Sour Gas
Arctic
LNG
HO/Oil Sands
Tight Gas
HO = Heavy Oil

0
200
400
2007 2009 2011 2013 2015
2007 Major Project Start-Ups
Upstream: Portfolio Quality
Tengiz Phase 1
RasGas Train 5
2007 Start-Ups
2007 Start-Ups
KOEBD, Net
Statfjord Late Life
Rosa
Marimba
Waddenzee
Ormen Lange

0
400
800
1200
2007 2009 2011 2013 2015
2008 Major Project Start-Ups
Upstream: Portfolio Quality
Starling
KOEBD, Net
East Area NGL II
2007 Start-Ups
2007 Start-Ups
2008 Start-Ups
2008 Start-Ups
Adriatic Terminal
South Hook
Terminal
Saxi/Batuque
Mondo
ACG Phase 3
Volve
2008
2007
LNG Terminal
Qatargas II  Train 4
RasGas Train 6
Thunder Horse
Jerneh B

0
400
800
1200
2007 2009 2011 2013 2015
2009/2010 Major Project Start-Ups
Upstream: Portfolio Quality
2007 Start-Ups
2007 Start-Ups
2008 Start-Ups
2008 Start-Ups
2009-10 Start-Ups
2009-10 Start-Ups
KOEBD, Net
Al Khaleej Gas
Phase 2
Tyrihans
Piceance Tight
Gas Phase 1
LNG Terminal
2009 / 2010
2007 - 2008
Qatargas II Train 5
RasGas Train 7
Golden Pass
Hibernia Southern
Expansion

2011+ Major Project Start-Ups
Upstream: Portfolio Quality
Tempa Rossa
Alaska Gas /
Point Thomson
Mackenzie Gas Project
Kearl Phase 1
Kearl
(Future Phases)
Piceance
(Future Phases)
Kashagan Phase 1
Kashagan (Future Phases)
Tengiz Expansion
Sakhalin-1
Future Phases
Natuna
PNG
Pazflor
CLOV
Bonga N
Bonga SW
Bosi
Usan
Satellite Projects
LNG IPP Project
Greater Gorgon
2007 7
2008 19
2009 / '10 26
2011+          66
Year
Cumulative
Start-Ups
Prudhoe Bay
Western Region
Development
Scarborough
Hebron
PSVM
GCG
Fram
Barzan
LNG Terminal
Arkutun Dagi
PAJ
Erha N. Phase 2
Odoptu
Banyu Urip
Cold Lake
Expansion
LASER Future
Expansion
Trestakk
Usari Pressure Maint.
Kizomba Satellites
Kipper/Tuna
Turrum
2011+
2007- 2010

0.0
0.8
1.6
'07 '08 '09 '10 '11 '12 '13 '14 '15
Strong Foundation for Long-Term Capacity
Upstream: Portfolio Quality
Other
Flowstreams
T
Long-Plateau
Flowstreams
T
RasGas
•
Over 1.5 MOEBD capacity to be added by 2015
•
75% of new capacity from long-plateau flowstreams
2007- 2015 Major Project Start-Ups
MOEBD, Net
Other
Long-Plateau
Kizomba

Kearl – Oil Sands
Upstream: Portfolio Quality
• Very high quality oil sands resource
• Phased development of > 4 BBO;
~300 KBD for at least 30 years
• Phase 1 FEED / Execution Planning
Large Long-Plateau Flowstream
12      11      10       9       8       7
Ratio of Total Volume to Bitumen In-Place
Increasing Mining Efficiency
12.0
10.0
11.5
10.5
11.0
12.5
Ore Grade %
Source: Owner data/regulatory applications
Kearl Phase 1
Industry- Proposed Projects
Resource Quality
Project Schematic
Diluent Diluent
To Markets To Markets
Froth Froth
Mining Mining
Slurry Slurry
Preparation Preparation
Oil Sands
Oil Sands
Hydro Transport Hydro Transport
/ /
Conditioning Conditioning
Diluted Diluted
Bitumen Bitumen
Froth Froth
Treatment Treatment
Extraction Extraction
Tailings Storage Tailings Storage
0
100
200
300
400
KBD
Phase 1
Phase 3
Phase 2
T > 30 years

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 45

Integrating Technology for Success
Upstream: Global Integration
Fast Drill Process Reduced Drilling
Costs
Technology Application
Identification of
New Opportunities
New Plays
Concept
Reservoir
Evolution
Fluid Flow
and Seals
Global Controls
CFZ™
Separation
Sour Gas
Commercialization
Efficient Bitumen
Separation
High-Temp. Paraffinic
Froth Treatment
Flocs
120
100
80
60
40
20
0
United
Kingdom
Canada
East
Australia Qatar Sakhalin
Worldwide Results
% Increase (ft/day)
Methane Sales/
LNG Feed
Conventional
Distillation
Conventional
Distillation
Feed
Gas
Acid Gas to
Injection Well

CFZ™
Section

Integrated Global LNG Portfolio
Upstream: Global Integration
Existing
Market
LNG Production
Future
LNG Terminal
ExxonMobil LNG Flow in 2010+
Nigeria
Gorgon-Jansz
Arun
Qatar
Scarborough
PNG
Australia
PNG
Nigeria
Australia
PNG
Nigeria
MTA
ExxonMobil LNG Sales in 2010
Other
Liquid
Markets
Operating
Under Construction
LNG Production
2005 2006 2007 2008 2009 2010+
RasGas 1-4
RasGas 1-4
QatarGas 1-3
QatarGas 1-3
RasGas 5
RasGas 5
RasGas 6
RasGas 6
Qatargas II 4
Qatargas II 4
Qatargas II 5
Qatargas II 5
RasGas 7
RasGas 7
Future / Potential
Arun
Arun
BCFD
Gross
100
50
0
15
10
5
0

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 48

Project Execution Excellence
Upstream: Discipline and Consistency
0 20 40 60 80
0
25
50
75
100
125
Average 03-07 2007
Actual vs. Funded, %
EM Project Execution Performance
Months
Cost Schedule XOM Competitors
Ras Gas Train 5*
> 4.0 MTA Trains
Deepwater West Africa
Sakhalin - 1
Sakhalin - 2**
Cycle Time vs. Competitors
' '
Operate Operate Execute Execute Define Define Select Select
Plan Plan
* ExxonMobil and Qatar Petroleum     ** Publicly sourced information

Production Reliability
Upstream: Discipline and Consistency
Uptime Performance
XOM Operated Operated by Others
Readiness
Checks
Planning Scoping Execution Follow-Up
2003 2004 2005 2006 2007
XOM-Interest Facilities, %
100
95
90
85
80
75

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 51

Maximizing Base Recovery
Upstream: Value Maximization
20
50
80
2005 2006 2007
0
100
200
2005 2010 2015 2020
0
90
180
1965 1975 1985 1995 2005
Australia - Gippsland Work Program
Recovery Factor 13% 17% 25% 30+%
Base
Uplift
Uplift
Base
Base
Uplift
Uplift
Canada - Cold Lake Production Growth Nigeria - East Area Projects
Abu Dhabi - Upper Zakum Capacity Expansion
800
600
400
Current Future
2008

Superior Cost Management
Upstream: Value Maximization
Indexed Cash Costs per OEB*
FAS 69 basis indexed to 2003; competitor data estimated using a consistent basis with ExxonMobil, and based on public information
Cash costs equal production costs excluding taxes plus exploration expenses; total costs add depreciation and depletion
2007 comparison not included because data for BP and RDS not available due to later SEC filing deadline
'03 '04 '05 '06
XOM
RDS
BP
CVX
%
*
100
160
220
XOM
RDS
BP
CVX
Indexed Total Costs per OEB*
%
'03 '04 '05 '06
100
150
200

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 54

Upstream: Long-Term Perspective
Sakhalin-1 Example
1995                             2000                      2005
PSA Signed
Extended Reach Drilling at
Yastreb
Start-Up
Full Field Start-Up
Future
Arctic
Bridge over
Chayvo Bay
Modular
Construction
3D Seismic Analysis
Chayvo
Orlan Towed from
Alaska
Wave Analysis
Ice Breaking Tanker Trials
Ice Load &
Seismic Studies

Breakthrough Technology
Upstream: Long-Term Perspective
Advanced Hydrocarbon
Detection (R³MSM)
Economic Recovery from
Thin Bitumen Reservoirs
Next-Generation
Seismic Imaging
Commercial
Successes
Identified
Opportunities
Evaluation
In Situ Shale Oil Recovery
Rapid Reservoir
Performance Prediction
Unlocking Tight Gas (MZST)

National Content Development
Upstream: Long-Term Perspective
National
Content
Supplier
Development
Supplier
Development
Workforce
Development
Workforce
Development
Strategic Community
Investments
Strategic Community
Investments

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 58

Industry-Leading Reserves
Upstream: Growing Competitive Advantage
Years Remaining       14.2            12.8 10.6 11.7
BOEB
Proved Reserves* (YE 2007)
* ExxonMobil reserves include year-end price/cost revisions and Canadian oil sands operations
Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
** RDS 2006 reserves data, 20-F basis
**
0
5
10
15
20
25
XOM BP RDS CVX

Upstream: Growing Competitive Advantage
Delivering Profitable Capacity Growth
Americas
0
1.5
2007 2012
Europe
0
1.5
2007 2012
Africa
0
1
2007 2012
0
1
2
3
4
5
2007 2008 2009 2010 2011 2012
MOEBD, Net
Liquids
Liquids
Gas
Gas
Total
0
0.5
2007 2012
Russia / Caspian
Asia Pacific /
Middle East
0
1.5
2007 2012

Key Upstream per Share Metrics
Upstream: Growing Competitive Advantage
Indexed Growth Per Share Since 2003*
Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
2007 Reserves data estimated for BP and CVX; 2006 reserves data used for RDS because 2007 estimate not available; includes year-end price/cost effects for all
Production
%
%
90
110
130
'03 '04 '05 '06 '07
Earnings
90
140
190
240
'03 '04 '05 '06 '07
Proved Reserves
Competitors (RDS, BP, CVX)
%
*
**
90
110
130
'03 '04 '05 '06 '07
** **

Industry-leading Earnings per Barrel
Upstream: Growing Competitive Advantage
*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
2007
$/OEB
2003-2007 Earnings per Barrel*
0
10
20
XOM CVX RDS BP

Industry-Leading Returns
Upstream: Growing Competitive Advantage
Average Capital Employed*
$B
XOM RDS BP
'03  '07     '03 '07 '03 '07       '03 '07
CVX
0
40
80
Reported Net Income*
$B
'03  '07      '03 '07 '03 '07      '03 '07
0
15
30
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
Return on Average Capital Employed*
%
'03  '07 '03 '07 '03 '07 '03 '07
0
25
50

Downstream Overview Analyst Meeting March 5, 2008 64

• Record financial performance
– Earnings $9.6 B
– ROCE 37.8%
– Refinery throughput 5.6 MBD
– Petroleum product sales 7.1 MBD
• Operational excellence continues
– Environmental, energy efficiency
• Strategic initiatives delivering results
–
More than $1B “self-help” each year
• Capital discipline maintained
2007 Highlights
Downstream
Refining & Supply
Lubes Marketing
Fuels Marketing

Business Strategies
• Maintain best-in-class operations, in all respects
• Provide quality, valued products and services to customers
• Lead industry in efficiency and effectiveness
• Capitalize on integration with other ExxonMobil businesses
• Selectively invest for resilient, advantaged returns
• Maximize value from leading-edge technology
Downstream

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 67

Business Overview – 2007
Downstream: Portfolio Quality / Global Integration
• Largest global refiner
• Largest global supplier & marketer of petroleum products
• Largest manufacturer & marketer of basestocks and synthetic lubes
AMERICAS
Sales
Ref
Capacity
2.6
MBD
3.6
MBD
52% 41%
Refineries
Retail
Sites
15
51% 39%
16.9k
EUROPE / AFRICA / ME
Sales
Ref
Capacity
1.9
MBD
2.1
MBD
25% 31%
Refineries
Retail
Sites
11
29% 29%
8.1k
ASIA PACIFIC
Sales
Ref
Capacity
1.4
MBD
23% 28%
Refineries
Retail
Sites
12
20% 32%
7.4k
1.8
MBD

0
2
4
6
Average
Refinery Size
KBD
XOM BP RDS Industry
Source: Equity share capacity calculated on consistent basis using public information
Refining Structural Advantages
Downstream: Portfolio Quality / Global Integration
%
Integration with
Chemicals or Lubes
XOM RDS BP Industry
Capacity and
Geographic Mix
MBD
XOM         RDS          BP
Americas
EAME
AP
AP
World’s largest refiner with global scale and integration advantages
100
150
200
250
30
40
50
60
70
80

Self-Help: Refining Margin Enhancement
Downstream: Value Maximization
Capacity Growth
KBD
Adding the equivalent of an
average sized refinery every 3 yrs
0
200
400
600
800
'95 '01 '07
Conversion
Distillation
Advantaged Raw Materials
Indexed, %
Processing challenged crudes
at twice the industry average
100
120
140
160
'03 '04 '05 '06 '07
Molecule Management
Improving profitability with
proprietary technology
$M/Yr Margin, Before-Tax
0
200
400
600
800
1,000
'03 '04 '05 '06 '07

Self-Help: Refining Operating Efficiency
Downstream: Discipline and Consistency
* 2007 Estimated – Solomon survey only prepared in even years
Widening our efficiency advantage versus industry
Energy Index
Indexed
Source: Solomon
Industry
XOM
*
90
95
100
105
'02 '04 '06 '07
*
Unit Cash Cost
Industry
Indexed
XOM
*
90
100
110
120
'02 '04 '06 '07
Indexed
Personnel Index
Industry
XOM
90
100
110
120
130
140
'02 '04 '06 '07

Downstream: Portfolio Quality / Global Integration
Fuels Marketing Structural Advantages
Aviation &
Marine Sales
11%
• Largest supplier and marketer
of petroleum products
• Leveraging integration with
refining
• Broad spectrum of customer
channels
• Product placement for
highest value
• Global systems, work processes
and best practices
Global Fuel Sales
I&W Sales
23%
Retail Sales
31%
Supply Sales
35%
Volume %

Fuels Marketing Self-Help
Downstream: Value Maximization / Discipline and Consistency
Portfolio highgrading and improved efficiency delivering increased profitability
Fuel
Retail Site Productivity
(Fuels Volume and Nonfuels
Margin per Site)
Indexed
Nonfuel
-10
10
30
'03 '05 '07
Operating Efficiencies
Indexed
Workforce
Opex
-40
-30
-20
-10
0
10
'03 '05 '07
Indexed
Capital Efficiency
(Sales per Dollar Capital Employed)
-10
10
30
50
'03 '05 '07

Downstream: Portfolio Quality / Global Integration
Lubes Marketing Structural Advantages
• Largest manufacturer and
marketer of lube basestocks
• Leveraging integration with
refining
• Leader in marketing synthetic
lubes
• Strong OEM relationships
• Technically advanced products
Market Share
%
Basestocks
Synthetic Lubes
Source: Estimated based on industry sources and public information
0
5
10
15
20
XOM           RDS         BP

Lubes and Specialties Self-Help
Downstream: Value Maximization / Discipline and Consistency
Key Growth Markets
Simplification, targeted growth & technology leadership providing long-term competitive advantage
Source: Based on industry sources and public information.
Operating Efficiencies
Blend
Plants
Products
Indexed
Workforce
Order
Centers
'01 '04 '07
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
ExxonMobil
Industry
Indexed (Finished Lube Sales)
'01 '04 '07
0
20
40
60
80
Indexed
Synthetics Sales Growth
ExxonMobil
Industry
'01 '04               '07
0
20
40
60
80

Downstream Self-Help
Downstream: Value Maximization / Discipline and Consistency
• Delivering >$1B AT Self-Help
per year
– Advantaged raw materials
– Capacity growth
– Molecule management
– Higher value products
– Operating efficiency
$B After-Tax
Margin Enhancements
Opex Efficiencies
0
1
2
'03 - '06 Avg '07

Divestment Impacts Versus '03 Base
Downstream: Portfolio Quality
Downstream High-grading
• Active portfolio high-grading
• Key to maintaining flat capital
employed profile
• Improved capital efficiency
• Positive impact on ROCE

Fujian World Class Integrated Complex
Downstream and Chemical: Long-Term Perspective
• Fujian venture formed in mid-2007
– World-scale, integrated refining and chemical complex
– Fuels marketing JV including approximately 750 retail sites
• Plant expansion start-up expected in 2009; Base refinery and Fuels Marketing
Venture in operation
• Participation across value chain; crude processing through marketing

Industry-Leading Returns
Downstream: Growing Competitive Advantage
Average Capital Employed*
$B
XOM RDS BP
'03  '07 '03 '07 '03 '07
0
15
30
45
60
Reported Net Income*
$B
'03  '07 '03 '07     '03 '07
0
2
4
6
8
10
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
Return on Average Capital Employed*
%
'03  '07 '03 '07 '03 '07
0
10
20
30
40

Downstream ROCE Performance
ROCE at
trendline
margins*
%
Actual
* At average turnaround level
Improving ROCE by 1% per year at trendline margins
Average +1% per year ROCE
0
10
20
30
40
2002 2003 2004 2005 2006 2007

Chemical Overview Analyst Meeting March 5, 2008 81

2007 Highlights
Chemical
• Record financial performance
– Earnings                    $4.6 B
– ROCE                         34.0%
• Operational excellence continues
– Safety, reliability, energy efficiency
• Strategic initiatives delivering results
– Over $500M AT “self-help” per year
• Investing in advantaged growth
– Capex of $1.8B

Business Strategies
Long-term strategy built on ExxonMobil’s core competencies
• Unique portfolio of global businesses
• Integration across ExxonMobil operations
• Relentless focus on operational excellence
• Disciplined investment in advantaged projects
• Technology leadership
Chemical

Company Strengths Portfolio Quality Global Integration Discipline and Consistency Value Maximization Long-Term Perspective Growing Competitive Advantage Growing Competitive Advantage 84

High-Performing Business Portfolio
Chemical:  Portfolio Quality
ExxonMobil Chemical Earnings
$B
Aromatics 1
Olefins 2
Polyethylene 2
Polypropylene 5
Specialty Businesses
Commodity Businesses
Rank*
*Based on worldwide market position
Butyl 1
Fluids 1
Oxo 1
Synthetics 1
Films 1
Adhesion 1
Specialty Elastomers 2
Additives 2
'95 '05
0.0
1.0
2.0
3.0
4.0

Value Through Integration Advantage
Chemical: Global Integration
Petrochemical
Plant
Gas Processing
Refinery
Areas of Synergy
• Advantaged feed access
• Molecule optimization
• Energy integration
• Shared site services
• Global processes / systems
Natural
Gas
Cumulative integration benefits > $850M BT since 2002
Crude Oil
and
Feedstocks

Operational Excellence
Chemical:  Discipline and Consistency
#, Indexed
Energy Efficiency
Per Unit of Production, Indexed
Workforce
Steamcracking Other Operations
80
90
100
'03 '07 '03 '07
80
90
100
'03 '07
'07 $, Indexed
Operating Costs
Reliability Losses
%, Indexed
0
50
100
'03 '07
80
90
100
'03 '07

Advantaged Feedstocks Chemical: Value Maximization Advantaged Steamcracking Feeds Focus Areas • Feedstock flexibility • Cracker technology • Middle East ethane MT, Indexed 80 100 120 '03 '07 88

Premium Product Growth
Chemical:  Value Maximization
Focus Areas
• Solution to customer needs
• Technology investment
• Faster growth
• Commodity differentiation
• Asia demand growth
Premium Products
MT, Indexed
80
100
120
140
'03 '07

• Delivering >$500M AT Self-Help
per year
– Integration and synergy
– Operational excellence
– Advantaged feeds
– Premium products
• Improving ROCE at constant
margins
Self-Help Program
Chemical:  Value Maximization
$M After-Tax
0
250
500
750
'03-'06 Avg '07

Major Growth Projects
Chemical:  Long-Term Perspective
Fujian
Singapore
Qatar
Saudi Arabia
Fujian Fujian
Singapore Singapore
Qatar Qatar
Saudi Arabia Saudi Arabia
Sources of Advantage
• Existing asset base
• Integration and scale
• Advantaged feedstocks
• Premium product focus
MT
Announced
Existing
XOM             RDS   Dow   TOT    CVX
Asia Pacific /Middle East
Ethylene Capacities
0
2
4

Singapore Expansion Project
Chemical:  Long-Term Perspective
Singapore
Steam
Cracker #2
Polyethylene
Polypropylene
Aromatics
Specialty Elastomers
Oxo Alcohols
Key Advantages
• Refinery integration
• Synergy with cracker #1
• Energy efficiency
• Feed flexibility
• Premium products

Chemical:  Growing Competitive Advantage
Delivering Superior Returns
XOM RDS CVX Dow
Average Capital Employed*
$B
'03 '07 '03 '07 '03 '07 '03 '07
0
10
20
30
'03 '07 '03 '07 '03 '07 '03 '07
Reported Net Income*
$B
-1
0
1
2
3
4
5
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
Return on Average Capital Employed*
%
'03 '07 '03 '07 '03 '07 '03 '07
-10
0
10
20
30
40

Summary Analyst Meeting March 5, 2008 94

Growing Competitive Advantage
• Industry-leading portfolio of businesses and assets
• Unmatched integration capabilities
• Global functional organization leveraging high quality people
• Disciplined and consistent approach across the business
• Commitment to technology leadership
• Relentless focus on maximizing long-term value

Delivering Superior Performance 2003 to 2007
• Industry-leading safety performance
• Record earnings, superior ROCE in all businesses
• Distributions to shareholders of $118 billion
• Total shareholder returns of 24% per year
• Invested $3.5 billion in research and development
• Structural improvements in Downstream and Chemical
• Reserves replacement at 110% per year
• 46 major Upstream project start-ups

Disciplined Investment Operational Excellence Industry Leading Returns Superior Cash Flow Growth in Shareholder Value Proven Long-Term Approach 97